Supplemental Information Package Third Quarter 2016 Exhibit 99.2

Disclaimers Forward-looking Statement We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 2, 2016.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward looking statements, whether as a result of new information, future events or otherwise. Ratings Ratings are not recommendations to buy, sell or hold the Company’s securities. The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2016 that will be released on Form 10-Q to be filed on or about November 8, 2016.

Supplemental Definitions Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period. Cash Available for Distribution (CAD), is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP.  CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies. EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all restricted stock units, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met. Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors. Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation. By excluding income and expense items such as straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Net Operating Income (NOI) is calculated as total property revenues (rental income, tenant reimbursements and other income) less property operating expenses and real estate taxes from the properties owned by the Company. Cash NOI excludes from NOI straight-line rent and amortization of above-/below-market leases. NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. The Company believes that NOI provides investors with a useful measure of the operating performance of our properties. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Pro forma nine months ended September 30, 2015 (1) removes from the Company’s financial results for the period from February 11, 2015 (the date of the closing of the Company’s initial public offering) to September 30, 2015 the impact of one-time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March 31, 2015 on a pro forma basis based on the financial results of the 49 days of operations between February 11, 2015 and March 31, 2015.

Overview Corporate Information and Analyst Coverage 5 Executive Summary 6 Corporate Financials Balance Sheets 7 Income Statements 8 Net Operating Income 9 EBITDA, FFO and CAD 10 Debt Debt Schedules 11 Debt Maturities 12 Properties Operating Property Overview 13 Tenants 15 Lease Expirations 16 Table of Contents

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters
2101 L Street NW
Suite 650
Washington, DC 20037
202-595-9500

Stock Exchange Listing
New York Stock Exchange

Ticker
DEA

Information Requests
Please contact ir@easterlyreit.com or 202-971-9867 to request an Investor Relations package

Investor Relations
Lindsay Winterhalter,
VP, Investor Relations & Operations

Executive Team
William Trimble III, CEO
Michael Ibe, Vice-Chairman and EVP
Alison Bernard, CAO
Darrell Crate, Chairman
Meghan Baivier, CFO & COO
Ronald Kendall, EVP

Board of Directors
William Binnie
Darrell Crate
Cynthia Fisher
Emil Henry Jr.
Michael Ibe
James Mead
William Trimble III

Equity Research Coverage

Citigroup
Michael Bilerman / Emmanuel Korchman
212-816-1383 / 212-816-1382

Raymond James & Associates
Bill Crow / Paul Puryear
727-567-2594 / 727-567-2253

RBC Capital Markets
Michael Carroll
440-715-2649

Jefferies
Jonathan Petersen
212-284-1705

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

5

Executive Summary (Unaudited, in thousands except share and per share amounts) (1)Excludes unamortized premiums / discounts and deferred financing fees. Price of Common Shares Three months ended September 30, 2016 Earnings Three months ended September 30, 2016 Nine months ended September 30, 2016 High closing price during period $20.60 Net income available to Easterly Government Properties, Inc. $895 $2,269 Low closing price during period $18.86 Net income available to Easterly Government Properties, Inc. per share: End of period closing price $19.08 Basic $0.02 $0.08 Diluted $0.02 $0.07 Outstanding Classes of Stock and Net income $1,128 $3,274 Partnership Units - Fully Diluted Basis At September 30, 2016 Net income, per share - fully diluted basis $0.03 $0.08 Common shares 35,145,064 Unvested restricted shares 16,128 Funds From Operations ("FFO") $13,365 $37,448 Common partnership units outstanding 9,285,799 FFO, per share - fully diluted basis $0.30 $0.90 Total - fully diluted basis 44,446,991 Funds From Operations, as Adjusted $13,097 $36,294 Market Capitalization At September 30, 2016 FFO, as Adjusted, per share - fully diluted basis $0.29 $0.87 Total equity market capitalization - fully diluted basis $848,049 Consolidated debt(1) 287,775 Cash Available for Distribution $11,235 $32,012 Cash and cash equivalents (4,358) Total enterprise value $1,131,466 Liquidity At September 30, 2016 Ratios At September 30, 2016 Cash and cash equivalents $4,358 Net debt to total enterprise value 25.0% Net debt to total equity market capitalization 33.4% Unsecured revolving credit facility Net debt to annualized quarterly EBITDA 4.6x Total current facility size $400,000 Cash interest coverage ratio 8.3x Less: outstanding balance (206,667) Cash fixed charge coverage ratio 6.0x Available under unsecured revolving credit facility $193,333 Price of Common Shares Three months ended September 30, 2016 Earnings Three months ended September 30, 2016 Nine months ended September 30, 2016 High closing price during period $20.6 Net income available to Easterly Government Properties, Inc. $895 $2,269 Interest Expense (Not including Deferred Financing) Low closing price during period $18.86 Net income available to Easterly Government Properties, Inc. per share: Total per Income Statement $2,043 End of period closing price $19.079999999999998 Basic $2.4880258750115319E-2 $7.591729854057043E-2 Less: Non-Cash Interest -,196 Diluted $2.3574319967579079E-2 $7.138116765593977E-2 Interest Total $1,847 Outstanding Classes of Stock and Net income $1,128 $3,274 Partnership Units - Fully Diluted Basis At September 30, 2016 Net income, per share - fully diluted basis $2.5378545872767857E-2 $7.8479828934108251E-2 Common shares 35,145,064 Unvested restricted shares 16,128 Funds From Operations ("FFO") $13,365 $37,448 Common partnership units outstanding 9,285,799 FFO, per share - fully diluted basis $0.30069527091271486 $0.89765199570082033 Total - fully diluted basis 44446991 Funds From Operations, as Adjusted $13,097 $36,294 Market Capitalization At September 30, 2016 FFO, as Adjusted, per share - fully diluted basis $0.29466561639684452 $0.86998989350474187 Total equity market capitalization - fully diluted basis $,848,048.58828000003 Consolidated debt(1) ,287,775 Cash Available for Distribution $11,235 $32,012 Cash and cash equivalents -4,358 Total enterprise value $1,131,465.58828 Cash Balance per TB Liquidity At September 30, 2016 4,358,058.72 Ratios At September 30, 2016 Cash and cash equivalents $4,358 Net debt to total enterprise value 0.25048662808281869 Net debt to total equity market capitalization 0.33419901160949078 Unsecured revolving credit facility Net debt to annualized quarterly EBITDA 4.5985364745586708 Total current facility size $,400,000 Cash interest coverage ratio 8.3421765024363825 Less: outstanding balance -,206,667 Cash fixed charge coverage ratio 6.0093603744149764 Available under unsecured revolving credit facility $,193,333 (1)Excluding unamortized premiums/discounts and deferred financing fees.

Balance Sheets (In thousands, except share amounts) September 30, 2016 (unaudited) December 31, 2015 Assets Real estate properties, net $880,962 $772,007 Cash and cash equivalents 4,358 8,176 Restricted cash 1,432 1,736 Deposits on acquisitions 1,250 - Rents receivable 7,464 6,347 Accounts receivable 4,136 2,920 Deferred financing, net 3,007 2,726 Intangible assets, net 116,100 116,585 Prepaid expenses and other assets 1,845 1,509 Total assets $1,020,554 $912,006 Liabilities Revolving credit facility 206,667 154,417 Mortgage notes payable, net 81,552 83,744 Intangible liabilities, net 41,894 44,605 Accounts payable and accrued liabilities 13,516 9,346 Total liabilities 343,629 292,112 Equity Common stock, par value $0.01, 200,000,000 shares authorized, 35,161,192 and 24,168,379 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively. 352 241 Additional paid-in capital 568,520 391,767 Retained (deficit) 575 (1,694) Cumulative dividends (33,944) (13,051) Total stockholders' equity 535,503 377,263 Non-controlling interest in Operating Partnership 141,422 242,631 Total equity 676,925 619,894 Total liabilities and equity $1,020,554 $912,006 September 30, 2016 (unaudited) December 31, 2015 Assets Real estate properties, net $,880,962 $,772,007 Cash and cash equivalents 4,358 8,176 Restricted cash 1,432 1,736 Deposits on acquisitions 1,250 0 Rents receivable 7,464 6,347 Accounts receivable 4,136 2,920 Deferred financing, net 3,007 2,726 Intangible assets, net ,116,100 ,116,585 Prepaid expenses and other assets 1,845 1,509 Total assets $1,020,554 $,912,006 Liabilities Revolving credit facility ,206,667 ,154,417 Mortgage notes payable, net 81,552 83,744 Intangible liabilities, net 41,894 44,605 Accounts payable and accrued liabilities 13,516 9,346 Total liabilities ,343,629 ,292,112 Equity Common stock, par value $0.01, 200,000,000 shares authorized, 35,161,192 and 24,168,379 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively. 352 241 Additional paid-in capital ,568,520 ,391,767 Retained (deficit) 575 -1,694 Cumulative dividends ,-33,944 ,-13,051 Total stockholders' equity ,535,503 ,377,263 Non-controlling interest in Operating Partnership ,141,422 ,242,631 Total equity ,676,925 ,619,894 Total liabilities and equity $1,020,554 $,912,006

Income Statements (Unaudited, in thousands, except share and per share amounts) Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Revenues Rental income $24,493 $18,126 $68,520 $52,842 Tenant reimbursements 2,385 1,689 7,016 4,687 Other income 97 42 331 120 Total revenues 26,975 19,857 75,867 57,649 Operating Expenses Property operating 5,308 3,838 14,726 10,529 Real estate taxes 2,533 1,980 7,233 5,497 Depreciation and amortization 12,237 9,344 34,174 27,496 Acquisition costs 660 235 1,339 653 Corporate general and administrative 3,066 2,301 9,154 6,236 Total expenses 23,804 17,698 66,626 50,411 Operating income 3,171 2,159 9,241 7,238 Other (expenses) Interest expense, net (2,043) (1,341) (5,967) (3,949) Net income 1,128 818 3,274 3,289 Non-controlling interest in Operating Partnership (233) (320) (1,005) (1,287) Net income available to Easterly Government Properties, Inc. $895 $498 $2,269 $2,002 Net income available to Easterly Government Properties, Inc. per share: Basic $0.02 $0.02 $0.08 Diluted $0.02 $0.02 $0.07 Weighted-average common shares outstanding: Basic 34,967,482 24,141,712 28,886,697 Diluted 36,904,564 25,216,716 30,722,389 Net income, per share - fully diluted basis $0.03 $0.02 $0.08 $0.08 Weighted average common shares outstanding - fully diluted basis 44,446,991 39,699,318 41,717,726 39,699,318 Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Revenues Rental income $24,493 $18,126 $68,520 $52,842 Tenant reimbursements 2,385 1,689 7,016 4,687 Other income 97 42 331 120 Total revenues 26,975 19,857 75,867 57,649 No. of Shares Operating Expenses Entity OPUs Shares Total Property operating 5,308 3,838 14,726 10,529 0.35941009182446965 0.64058990817553041 Real estate taxes 2,533 1,980 7,233 5,497 Depreciation and amortization 12,237 9,344 34,174 27,496 Acquisition costs 660 235 1,339 653 Corporate general and administrative 3,066 2,301 9,154 6,236 Total expenses 23,804 17,698 66,626 50,411 Operating income 3,171 2,159 9,241 7,238 Other (expenses) Interest expense, net -2,043 -1,341 -5,967 -3,949 Net income 1,128 818 3,274 3,289 Non-controlling interest in Operating Partnership -,233 -,320 -1,005 -1,287 Net income available to Easterly Government Properties, Inc. $895 $498 $2,269 $2,002 Net income available to Easterly Government Properties, Inc. per share: Basic $2.4880258750115319E-2 $1.9634067376828952E-2 $7.591729854057043E-2 Diluted $2.3574319967579079E-2 $1.8797055096309922E-2 $7.138116765593977E-2 Weighted-average common shares outstanding: Basic 34,967,482 24,141,712 28,886,697 Diluted 36,904,564 25,216,716 30,722,389 Net income, per share - fully diluted basis $2.5378545872767857E-2 $2.0604887973138482E-2 $7.8479828934108251E-2 $8.2847770835760962E-2 Weighted average common shares outstanding - fully diluted basis 44,446,991 39,699,318 41,717,726 39,699,318 Dividends Variance Check Three months ended Three months ended Nine months ended September 30, 2016 September 30, 2016 September 30, 2016 Numerator Net Income (loss) 1,128 818 3,274 Less: Non-controlling interest in predecessor 0 0 0 Less: Non-controlling interest in operating partnership -,233 -,320 -1,005 Net Income (loss) available to Easterly Government Properties, Inc. 895 498 2,269 Less: Dividends on participating securities -25 -24 -76 Income available to common stockholders $870 $474 $2,193 Denominator for basic EPS 34,967,482 24,141,712 28,886,697 Dilutive effect of share-based compensation awards 4,686 12,072 12,772 Dilutive effect of LTIP Units 1,708,468 0 1,673,218 Dilutive effect of Forward shares ,223,928 1,062,932 ,149,702 Denominator for basic and diluted EPS 36,904,564 25,216,716 30,722,389 Basic EPS $2.4880258750115319E-2 $1.9634067376828952E-2 $7.591729854057043E-2 Diluted EPS $2.3574319967579079E-2 $1.8797055096309922E-2 $7.138116765593977E-2 Variance $0 $0 $0

Net Operating Income (Unaudited, in thousands) Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Revenue Rental income $24,493 $18,126 $68,520 $52,842 Tenant reimbursements 2,385 1,689 7,016 4,687 Other income 97 42 331 120 Total revenues 26,975 19,857 75,867 57,649 Operating Expenses Property operating 5,308 3,838 14,726 10,529 Real estate taxes 2,533 1,980 7,233 5,497 Total expenses 7,841 5,818 21,959 16,026 Net Operating Income $19,134 $14,039 $53,908 $41,623 Adjustments to Net Operating Income: Straight-line rent (115) (67) (155) (198) Above-/below-market leases (1,816) (1,383) (5,225) (3,924) Cash Net Operating Income $17,203 $12,589 $48,528 $37,501 Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Revenue Rental income $24,493 $18,126 $68,520 $52,842 Tenant reimbursements 2,385 1,689 7,016 4,687 Other income 97 42 331 120 Total revenues 26,975 19,857 75,867 57,649 Operating Expenses Property operating 5,308 3,838 14,726 10,529 Real estate taxes 2,533 1,980 7,233 5,497 Total expenses 7,841 5,818 21,959 16,026 Net Operating Income $19,134 $14,039 $53,908 $41,623 Adjustments to Net Operating Income: Straight-line rent -,115 -67 -,155 -,198 SLR for properties only Above-/below-market leases -1,816 -1,383 -5,225 -3,924 Cash Net Operating Income $17,203 $12,589 $48,528 $37,501

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts) Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Net income $1,128 $818 $3,274 $3,289 Depreciation and amortization 12,237 9,344 34,174 27,496 Interest expense 2,043 1,341 5,967 3,949 EBITDA $15,408 $11,503 $43,415 $34,734 Net income $1,128 $818 3,274 $3,289 Depreciation and amortization 12,237 9,344 34,174 27,496 Funds From Operations (FFO) $13,365 $10,162 $37,448 $30,785 Adjustments to FFO: Acquisition costs 660 235 1,339 653 Straight-line rent (50) (66) (17) (197) Above-/below-market leases (1,816) (1,383) (5,225) (3,924) Non-cash interest expense 196 191 585 568 Non-cash compensation 742 663 2,164 1,221 Funds From Operations, as Adjusted $13,097 $9,802 $36,294 $29,106 FFO, per share - fully diluted basis $0.30 $0.26 $0.90 $0.78 FFO, as Adjusted, per share - fully diluted basis $0.29 $0.25 $0.87 $0.73 Funds From Operations, as Adjusted $13,097 $9,802 36,294 $29,106 Acquisition costs (660) (235) (1,339) (653) Principal amortization (717) (592) (2,131) (1,792) Maintenance capital expenditures (463) (149) (781) (275) Contractual tenant improvements (22) (16) (31) (50) Cash Available for Distribution (CAD) $11,235 $8,810 $32,012 $26,336 Weighted average common shares outstanding - fully diluted basis 44,446,991 39,699,318 41,717,726 39,699,318 Three Months Ended Nine Months Ended September 30, 2016 September 30, 2015 September 30, 2016 September 30, 2015 (pro forma) Net income $1,128 $818 $3,274 $3,289 Depreciation and amortization 12,237 9,344 34,174 27,496 Interest expense 2,043 1,341 5,967 3,949 EBITDA $15,408 $11,503 $43,415 $34,734 Net income $1,128 $818 3,274 $3,289 Depreciation and amortization 12,237 9,344 34,174 27,496 Funds From Operations (FFO) $13,365 $10,162 $37,448 $30,785 Adjustments to FFO: Acquisition costs 660 235 1,339 653 Straight-line rent -50 -66 -17 -,197 SLR includes corporate Above-/below-market leases -1,816 -1,383 -5,225 -3,924 Non-cash interest expense 196 191 585 568 Q3 rounded up 1 Non-cash compensation 742 663 2,164 1,221 Q3 rounded up 1 Funds From Operations, as Adjusted $13,097 $9,802 $36,294 $29,106 FFO, per share - fully diluted basis $0.30069527091271486 $0.25597417063940492 $0.89765199570082033 $0.77545412744873854 FFO, as Adjusted, per share - fully diluted basis $0.29466561639684452 $0.24690600478325597 $0.86998989350474187 $0.7331612094696438 Funds From Operations, as Adjusted $13,097 $9,802 36,294 $29,106 Acquisition costs -,660 -,235 -1,339 -,653 Principal amortization -,717 -,592 -2,131 -1,792 Maintenance capital expenditures -,463 -,149 -,781 -,275 Contractual tenant improvements -22 -16 -31 -50 Q3 rounded up 1 Cash Available for Distribution (CAD) $11,235 $8,810 $32,012 $26,336 Weighted average common shares outstanding - fully diluted basis 44,446,991 39,699,318 41,717,726 39,699,318

Debt Schedules (Unaudited, in thousands) (1)Credit facility has available capacity of $193,333 as of September 30, 2016. (2)Average stated rates represent the weighted average interest rate at September 30, 2016. (3)Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee. (4)Excludes unamortized premiums / discounts and deferred financing fees. Debt Instrument Maturity Date Stated Rate(2) "September 30, 2016 Balance(4)" "September 30, 2016 Percent of Total Indebtedness" Unsecured revolving credit facility Unsecured revolving credit facility(1) 11-Feb-19(3) LIBOR + 140bps $206,667 71.8% Total unsecured revolving credit facility 2.4 years 1.93% $206,667 71.8% (wtd-avg maturity) (wtd-avg rate) Secured mortgage debt ICE - Charleston 15-Jan-27 4.21% $21,194 7.4% USFS II - Albuquerque 14-Jul-26 4.46% 17,264 6.0% DEA - Pleasanton 18-Oct-23 LIBOR + 150bps 15,700 5.5% CBP - Savannah 10-Jul-33 3.40% 15,078 5.2% MEPCOM - Jacksonville 14-Oct-25 4.41% 11,872 4.1% Total secured mortgage debt 10.6 years 3.72% $81,108 28.2% (wtd-avg maturity) (wtd-avg rate) Debt Statistics September 30, 2016 Variable rate debt - unhedged $222,367 Fixed rate debt 65,408 Total debt(4) $287,775 % Variable rate debt - unhedged 77.3% % Fixed rate debt 22.7% Weighted average maturity 4.7 years Weighted average interest rate 2.4% Debt Schedules (Unaudited, in thousands) Date 42643 Debt Instrument Maturity Date Stated Rate(2) September 30, 2016Balance(4) September 30, 2016 Percent of Total Indebtedness Debt Inputs Rate Outstanding Credit Facility Availability Unsecured revolving credit facility ICE - Charleston 4.2099999999999999E-2 21,193,533.800000004 Total Credit Facility ,400,000 Unsecured revolving credit facility(1) 11-Feb-19(3) LIBOR + 140bps $,206,667 0.71815480844409696 USFS II - Albuquerque 4.4600000000000001E-2 17,263,950.692225177 Used Capacity -,206,667.33040000001 Total unsecured revolving credit facility 2.4 years 1.9303024183835879E-2 $,206,667 0.71815480844409696 DEA - Pleasanton 2.0232199999999999E-2 15,700,000 Remaining Capacity ,193,332.66959999999 (wtd-avg maturity) (wtd-avg rate) CBP - Savannah 3.4000000000000002E-2 15,078,000 MEPCOM - Jacksonville 4.41E-2 11,871,847.860428583 Secured mortgage debt Maturity of Debt Calculation ICE - Charleston 46402 4.2099999999999999E-2 $21,194 7.4% Credit Facility 0.71815679818078137 1.6999656811731374 USFS II - Albuquerque 46217 4.4600000000000001E-2 17,264 5.9991312657458086 Maturity Date 43507 7.3646281424769255E-2 0.75845581335810308 DEA - Pleasanton 45217 LIBOR + 150bps 15,700 5.5% 5.9991211620544146E-2 0.58742079542965686 CBP - Savannah 48770 3.4000000000000002E-2 15,078 5.2% 5.4556575098810428E-2 0.38473595699818641 MEPCOM - Jacksonville 45944 4.41E-2 11,872 4.1% 5.2395161741392589E-2 0.87952097531373263 Total secured mortgage debt 10.6 years 3.7186107803229458E-2 $81,108 0.28184519155590304 Credit Facility Rate Outstanding 4.1253971933702158E-2 0.37309414069356389 (wtd-avg maturity) (wtd-avg rate) Piece 1 1.9300000000000001E-2 10,917,330.4 Piece 2 1.9199999999999998E-2 10,000,000 Weighted Debt Maturity 4.6831933629663798 Piece 3 1.9300000000000001E-2 14,250,000 Debt Statistics September 30, 2016 Piece 4 1.9300000000000001E-2 30,500,000 0.2613023161438815 2.6910559079036998 Variable rate debt - unhedged $,222,367 Piece 5 1.9300000000000001E-2 65,750,000 0.21285314399395744 2.0842113332449421 Fixed rate debt 65,408 Piece 6 1.9199999999999998E-2 29,500,000 0.19357066179586052 1.3650709135960137 Total debt(4) $,287,775 Piece 7 1.9400000000000001E-2 45,750,000 0.18590181137312006 3.1206038309126209 0.14637206669318037 1.323764910011475 % Variable rate debt - unhedged 0.77271131960733208 ,206,667,330.40000001 % Fixed rate debt 0.22728868039266789 Weighted Secured Debt Maturity 10.584706895668752 Weighted average maturity 4.7 years Weighted average interest rate 2.4% Total Debt ,287,774,662.75265378 (1)Credit facility has available capacity of $193332.6696 (2) Average stated rates represent the weighted average interest rate at 9/30/16. Weighted Interest of Debt (3) Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee. Credit Facility 3,989.3044767199999 (4)Excluding unamortized premiums/discounts and deferred financing fees. ICE - Charleston 892.24777298000015 4.2099999999999999E-2 USFS II - Albuquerque 769.97220087324297 4.4600000000000001E-2 DEA - Pleasanton 317.64553999999998 2.0232199999999999E-2 CBP - Savannah 512.65200000000004 3.4000000000000002E-2 MEPCOM - Jacksonville 523.54849064490054 4.41E-2 Total 7,005.3704812181441 Weighted Avg. Interest Rate 2.4343249729526589E-2 Weighted Avg. Interest Rate of Secured Debt 3.7186107803229458E-2 Weighted Avg. Interest Rate of Credit Facility 1.9303024183835879E-2

Debt Maturities (As of September 30, 2016, unaudited, in thousands) Secured Debt Unsecured Debt Weighted Average Interest Rate of Scheduled Maturities Year Scheduled Amortization Scheduled Maturities Scheduled Maturities Total "Percentage of Debt Maturing" 2016 $ 726 $ - $ - $ 726 0.3% - 2017 2,977 - - 2,977 1.0% - 2018 3,100 - - 3,100 1.1% - 2019 3,230 - 206,667 209,897 72.8% 1.93% 2020 3,395 - - 3,395 1.2% - 2021 4,054 - - 4,054 1.4% - 2022 5,109 - - 5,109 1.8% - 2023 5,388 15,700 - 21,088 7.3% 2.02% 2024 5,679 - - 5,679 2.0% - 2025 5,633 1,917 - 7,550 2.6% 4.41% 2026 3,686 6,368 - 10,054 3.5% 4.46% 2027 1,093 7,140 - 8,233 2.9% 4.21% 2028 983 - - 983 0.3% - 2029 1,016 - - 1,016 0.4% - 2030 1,049 - - 1,049 0.4% - 2031 1,081 - - 1,081 0.4% - 2032 1,116 - - 1,116 0.4% - 2033 668 - - 668 0.2% - Total $ 49,983 $ 31,125 $ 206,667 $ 287,775 100.0% Debt Maturities (Unaudited, in thousands) Secured Debt Unsecured Debt Weighted Average Interest Rate of Scheduled Maturities Year Scheduled Amortization Scheduled Maturities Scheduled Maturities Total Percentage of Debt Maturing Percentage of Debt Maturing 2016 $ 726 $ - $ - $ 726 .3% - .3% 2017 2977 - - 2977 0.01 - 0.01 2018 3100 - - 3100 1.0999999999999999 - 1.0999999999999999 2019 3230 - 206667 209897 0.72799999999999998 1.9303024183835879E-2 Rounded 0.72799999999999998 2020 3395 - - 3395 1.2% - 1.2% 2021 4054 - - 4054 1.4% - 1.4% 2022 5109 - - 5109 1.8% - 1.8% 2023 5388 15700 - 21088 7.3% 2.0232199999999999E-2 7.3% 2024 5679 - - 5679 0.02 - 0.02 2025 5633 1917 - 7550 2.6% 4.41E-2 2.6% 2026 3686 6368 - 10054 3.5% 4.4600000000000001E-2 3.5% 2027 1093 7140 - 8233 2.9% 4.2099999999999999E-2 2.9% 2028 983 - - 983 .3% - .3% 2029 1016 - - 1016 .4% - .4% 2030 1049 - - 1049 .4% - .4% 2031 1081 - - 1081 .4% - .4% 2032 1116 - - 1116 .4% - .4% 2033 668 - - 668 2.2% - 2.2% Total $ 49983 $ 31125 $ 206667 $ 287775 100.0% 100.0% 0.0%

Operating Property Overview (As of September 30, 2016, unaudited) Continued on next page. Property Name Location Property Type Tenant Lease Expiration Year Year Built / Renovated Rentable Square Feet Annualized Lease Income "Percentage of Total Annualized Lease Income" Annualized Lease Income per Leased Square Foot U.S. Government Leased Properties IRS - Fresno Fresno, CA Office 2018 2003 180,481 $7,411,113 7.5% $41.06 PTO - Arlington Arlington, VA Office 2019 / 2020 2009 189,871 6,511,912 6.6% 34.30 FBI - San Antonio San Antonio, TX Office 2021 2007 148,584 5,031,877 5.1% 33.87 FBI - Omaha Omaha, NE Office 2024 2009 112,196 4,488,962 4.6% 40.01 EPA - Kansas City Kansas City, KS Laboratory 2023 2003 71,979 3,819,955 3.9% 53.07 ICE - Charleston North Charleston, SC Office 2019 / 2027 1994 / 2012 86,733 3,730,551 3.8% 43.01 DOT - Lakewood Lakewood, CO Office 2024 2004 122,225 3,484,027 3.5% 28.51 USCIS - Lincoln Lincoln, NE Office 2020 2005 137,671 3,237,627 3.3% 23.52 AOC - El Centro El Centro, CA Courthouse/Office 2019 2004 46,813 3,031,651 3.1% 64.76 FBI - Birmingham Birmingham, AL Office 2020 2005 96,278 3,016,464 3.1% 31.33 USFS II - Albuquerque Albuquerque, NM Office 2026 2011 98,720 2,814,775 2.9% 28.51 ICE - Albuquerque Albuquerque, NM Office 2027 2011 71,100 2,785,048 2.8% 39.17 DEA - Vista Vista, CA Laboratory 2020 2002 54,119 2,749,820 2.8% 50.81 DEA - Pleasanton Pleasanton, CA Laboratory 2035 2015 42,480 2,724,927 2.8% 64.15 FBI - Richmond Richmond, VA Office 2021 2001 96,607 2,708,241 2.8% 28.03 AOC - Del Rio Del Rio, TX Courthouse/Office 2024 1992 / 2004 89,880 2,692,168 2.7% 29.95 USFS I - Albuquerque Albuquerque, NM Office 2021 2006 92,455 2,680,818 2.7% 29.00 DEA - Dallas Lab Dallas, TX Laboratory 2021 2001 49,723 2,389,596 2.4% 48.06 MEPCOM - Jacksonville Jacksonville, FL Office 2025 2010 30,000 2,151,080 2.2% 71.70 FBI - Little Rock Little Rock, AR Office 2021 2001 101,977 2,137,241 2.2% 20.96 CBP - Savannah Savannah, GA Laboratory 2033 2013 35,000 2,109,321 2.1% 60.27 DEA - Santa Ana Santa Ana, CA Office 2024 2004 39,905 2,062,452 2.1% 51.68 DOE - Lakewood Lakewood, CO Office 2029 1999 115,650 2,058,570 2.1% 17.80 DEA - Dallas Dallas, TX Office 2021 2001 71,827 1,776,093 1.8% 24.73 ICE - Otay San Diego, CA Office 2017 - 2026 2001 52,881 1,757,161 1.8% 35.53 NPS - Omaha Omaha, NE Office 2024 2004 62,772 1,742,962 1.8% 27.77 DEA - North Highlands Sacramento, CA Office 2017 2002 37,975 1,711,053 1.7% 45.06 CBP - Chula Vista Chula Vista, CA Office 2018 1998 59,397 1,688,104 1.7% 28.42 CBP - Sunburst Sunburst, MT Office 2028 2008 33,000 1,579,754 1.6% 47.87 Property Name Location Property Type Tenant Lease Expiration Year Year Built / Renovated Rentable Square Feet Annualized Lease Income Percentage of Total Annualized Lease Income Annualized Lease Income per Leased Square Foot Percentage of Total Annualized Lease Income U.S. Government Leased Properties IRS - Fresno Fresno, CA Office 2018 2003 ,180,481 $7,411,113 7.5% $41.063120217640638 7.5% PTO - Arlington Arlington, VA Office 2019 / 2020 2009 ,189,871 6,511,912 6.6% 34.296506575517064 6.6% FBI - San Antonio San Antonio, TX Office 2021 2007 ,148,584 5,031,877 5.0999999999999997 33.865537339148226 5.0999999999999997 FBI - Omaha Omaha, NE Office 2024 2009 ,112,196 4,488,962 4.6% 40.010000356518951 4.6% EPA - Kansas City Kansas City, KS Laboratory 2023 2003 71,979 3,819,955 3.9% 53.070409424971174 3.9% ICE - Charleston North Charleston, SC Office 2019 / 2027 1994 / 2012 86,733 3,730,551 3.8% 43.011898585313546 3.8% DOT - Lakewood Lakewood, CO Office 2024 2004 ,122,225 3,484,027 3.5% 28.505027613008796 3.5% USCIS - Lincoln Lincoln, NE Office 2020 2005 ,137,671 3,237,627 3.3% 23.51713142201335 3.3% AOC - El Centro El Centro, CA Courthouse/Office 2019 2004 46,813 3,031,651 3.1% 64.760878388481828 3.1% FBI - Birmingham Birmingham, AL Office 2020 2005 96,278 3,016,464 3.1% 31.330771308086998 3.1% USFS II - Albuquerque Albuquerque, NM Office 2026 2011 98,720 2,814,775 2.9% 28.512712722852513 2.9% ICE - Albuquerque Albuquerque, NM Office 2027 2011 71,100 2,785,048 2.8% 39.17085794655415 2.8% DEA - Vista Vista, CA Laboratory 2020 2002 54,119 2,749,820 2.8% 50.810621038821857 2.8% DEA - Pleasanton Pleasanton, CA Laboratory 2035 2015 42,480 2,724,927 2.8% 64.146115819209044 2.8% FBI - Richmond Richmond, VA Office 2021 2001 96,607 2,708,241 2.8% 28.033589698469054 2.8% AOC - Del Rio Del Rio, TX Courthouse/Office 2024 1992 / 2004 89,880 2,692,168 2.7% 29.952914997774812 2.7% USFS I - Albuquerque Albuquerque, NM Office 2021 2006 92,455 2,680,818 2.7% 28.995922340598128 2.7% DEA - Dallas Lab Dallas, TX Laboratory 2021 2001 49,723 2,389,596 2.4% 48.05816221869155 2.4% MEPCOM - Jacksonville Jacksonville, FL Office 2025 2010 30,000 2,151,080 2.2% 71.702666666666673 2.2% FBI - Little Rock Little Rock, AR Office 2021 2001 ,101,977 2,137,241 2.2% 20.958068976337803 2.2% CBP - Savannah Savannah, GA Laboratory 2033 2013 35,000 2,109,321 2.1% 60.266314285714287 2.1% Leased Square Feet DEA - Santa Ana Santa Ana, CA Office 2024 2004 39,905 2,062,452 2.1% 51.684049617842376 2.1% ICE - Otay 49,457 DOE - Lakewood Lakewood, CO Office 2029 1999 ,115,650 2,058,570 2.1% 17.8 2.1% US Gov Props 2,705,340 DEA - Dallas Dallas, TX Office 2021 2001 71,827 1,776,093 1.8% 24.727372714995752 1.8% Total 2,962,780 ICE - Otay San Diego, CA Office 2017 - 2026 2001 52,881 1,757,161 1.8% 35.529065652991484 1.8% NPS - Omaha Omaha, NE Office 2024 2004 62,772 1,742,962 1.8% 27.766551965844645 1.8% DEA - North Highlands Sacramento, CA Office 2017 2002 37,975 1,711,053 1.7% 45.05735352205398 1.7% CBP - Chula Vista Chula Vista, CA Office 2018 1998 59,397 1,688,104 1.7% 28.420694647877838 1.7% CBP - Sunburst Sunburst, MT Office 2028 2008 33,000 1,579,754 1.6% 47.871333333333332 1.6%

Operating Property Overview (Cont.) (As of September 30, 2016, unaudited) Property Name Location Property Type Tenant Lease Expiration Year Year Built / Renovated Rentable Square Feet Annualized Lease Income "Percentage of Total Annualized Lease Income" Annualized Lease Income per Leased Square Foot U.S. Government Leased Properties (Cont.) USCG - Martinsburg Martinsburg, WV Office 2027 2007 59,547 1,564,191 1.6% 26.27 AOC - Aberdeen Aberdeen, MS Courthouse/Office 2025 2005 46,979 1,455,221 1.5% 30.98 DEA - Birmingham Birmingham, AL Office 2020 2005 35,616 1,388,734 1.4% 38.99 DEA - Albany Albany, NY Office 2025 2004 31,976 1,333,746 1.4% 41.71 DEA - Otay San Diego, CA Office 2017 1997 32,560 1,293,326 1.3% 39.72 DEA - Riverside Riverside, CA Office 2017 1997 34,354 1,292,955 1.3% 37.64 SSA - Mission Viejo Mission Viejo, CA Office 2020 2005 11,590 533,668 0.5% 46.05 SSA - San Diego San Diego, CA Office 2017 2003 11,743 414,169 0.4% 35.27 DEA - San Diego San Diego, CA Warehouse 2016 1999 16,100 404,096 0.4% 25.10 Subtotal 2,708,764 $95,763,429 97.3% $35.40 Privately Leased Properties 2650 SW 145th Avenue - Parbel of Florida Miramar, FL Warehouse/Distribution 2022 2007 81,721 1,657,459 1.7% 20.28 5998 Osceola Court - United Technologies Midland, GA Warehouse/Manufacturing 2023 2014 105,641 540,766 0.5% 5.12 501 East Hunter Street - Lummus Corporation Lubbock, TX Warehouse/Distribution 2028 2013 70,078 518,885 0.5% 7.40 Subtotal 257,440 $2,717,110 2.7% $10.55 Total / Weighted Average 2,966,204 $98,480,539 100.0% $33.24 Property Name Location Property Type Tenant Lease Expiration Year Year Built / Renovated Rentable Square Feet Annualized Lease Income Percentage of Total Annualized Lease Income Annualized Lease Income per Leased Square Foot Percentage of Total Annualized Lease Income U.S. Government Leased Properties (Cont.) USCG - Martinsburg Martinsburg, WV Office 2027 2007 59,547 1,564,191 1.6% 26.268174719129426 1.6% AOC - Aberdeen Aberdeen, MS Courthouse/Office 2025 2005 46,979 1,455,221 1.5% 30.975989271802295 1.5% DEA - Birmingham Birmingham, AL Office 2020 2005 35,616 1,388,734 1.4% 38.991857592093439 1.4% Leased Square Feet DEA - Albany Albany, NY Office 2025 2004 31,976 1,333,746 1.4% 41.71084563422567 1.4% ICE - Otay 49,457 DEA - Otay San Diego, CA Office 2017 1997 32,560 1,293,326 1.3% 39.721314496314498 1.3% US Gov Props 2,705,340 DEA - Riverside Riverside, CA Office 2017 1997 34,354 1,292,955 1.3% 37.636228677883217 1.3% Total 2,962,780 SSA - Mission Viejo Mission Viejo, CA Office 2020 2005 11,590 ,533,668 .5% 46.045556514236409 .5% SSA - San Diego San Diego, CA Office 2017 2003 11,743 ,414,169 .4% 35.269437111470666 .4% DEA - San Diego San Diego, CA Warehouse 2016 1999 16,100 ,404,096 .4% 25.099130434782609 .4% Subtotal 2,708,764 $95,763,429 0.97300000000000053 $35.39792743241145 0.97300000000000053 0.0% Privately Leased Properties 2650 SW 145th Avenue - Parbel of Florida Miramar, FL Warehouse/Distribution 2022 2007 81,721 1,657,459 1.7% 20.281922639223701 1.7% 5998 Osceola Court - United Technologies Midland, GA Warehouse/Manufacturing 2023 2014 ,105,641 ,540,766 .5% 5.118902698762791 .5% 501 East Hunter Street - Lummus Corporation Lubbock, TX Warehouse/Distribution 2028 2013 70,078 ,518,885 .5% 7.4043922486372331 .5% Subtotal ,257,440 $2,717,110 2.7% $10.554342759477937 2.7% 0.0% Total / Weighted Average 2,966,204 $98,480,539 1.0000000000000004 $33.239234435226372 1.0000000000000004 0.0% Property Name Location Property Type Tenant Lease Expiration Year Year Built / Renovated Rentable Square Feet Annualized Lease Income Percentage of Total Annualized Lease Income Annualized Lease Income per Leased Square Foot Percentage of Total Annualized Lease Income U.S. Government Leased Properties IRS - Fresno Fresno, CA Office 2018 2003 ,180,481 $7,411,113 7.5% $41.063120217640638 7.5% PTO - Arlington Arlington, VA Office 2019 / 2020 2009 ,189,871 6,511,912 6.6% 34.296506575517064 6.6% FBI - San Antonio San Antonio, TX Office 2021 2007 ,148,584 5,031,877 5.0999999999999997 33.865537339148226 5.0999999999999997 FBI - Omaha Omaha, NE Office 2024 2009 ,112,196 4,488,962 4.6% 40.010000356518951 4.6% EPA - Kansas City Kansas City, KS Laboratory 2023 2003 71,979 3,819,955 3.9% 53.070409424971174 3.9% ICE - Charleston North Charleston, SC Office 2019 / 2027 1994 / 2012 86,733 3,730,551 3.8% 43.011898585313546 3.8% DOT - Lakewood Lakewood, CO Office 2024 2004 ,122,225 3,484,027 3.5% 28.505027613008796 3.5% USCIS - Lincoln Lincoln, NE Office 2020 2005 ,137,671 3,237,627 3.3% 23.51713142201335 3.3% AOC - El Centro El Centro, CA Courthouse/Office 2019 2004 46,813 3,031,651 3.1% 64.760878388481828 3.1% FBI - Birmingham Birmingham, AL Office 2020 2005 96,278 3,016,464 3.1% 31.330771308086998 3.1% USFS II - Albuquerque Albuquerque, NM Office 2026 2011 98,720 2,814,775 2.9% 28.512712722852513 2.9% ICE - Albuquerque Albuquerque, NM Office 2027 2011 71,100 2,785,048 2.8% 39.17085794655415 2.8% DEA - Vista Vista, CA Laboratory 2020 2002 54,119 2,749,820 2.8% 50.810621038821857 2.8% DEA - Pleasanton Pleasanton, CA Laboratory 2035 2015 42,480 2,724,927 2.8% 64.146115819209044 2.8% FBI - Richmond Richmond, VA Office 2021 2001 96,607 2,708,241 2.8% 28.033589698469054 2.8% AOC - Del Rio Del Rio, TX Courthouse/Office 2024 1992 / 2004 89,880 2,692,168 2.7% 29.952914997774812 2.7% USFS I - Albuquerque Albuquerque, NM Office 2021 2006 92,455 2,680,818 2.7% 28.995922340598128 2.7% DEA - Dallas Lab Dallas, TX Laboratory 2021 2001 49,723 2,389,596 2.4% 48.05816221869155 2.4% MEPCOM - Jacksonville Jacksonville, FL Office 2025 2010 30,000 2,151,080 2.2% 71.702666666666673 2.2% FBI - Little Rock Little Rock, AR Office 2021 2001 ,101,977 2,137,241 2.2% 20.958068976337803 2.2% CBP - Savannah Savannah, GA Laboratory 2033 2013 35,000 2,109,321 2.1% 60.266314285714287 2.1% Leased Square Feet DEA - Santa Ana Santa Ana, CA Office 2024 2004 39,905 2,062,452 2.1% 51.684049617842376 2.1% ICE - Otay 49,457 DOE - Lakewood Lakewood, CO Office 2029 1999 ,115,650 2,058,570 2.1% 17.8 2.1% US Gov Props 2,705,340 DEA - Dallas Dallas, TX Office 2021 2001 71,827 1,776,093 1.8% 24.727372714995752 1.8% Total 2,962,780 ICE - Otay San Diego, CA Office 2017 - 2026 2001 52,881 1,757,161 1.8% 35.529065652991484 1.8% NPS - Omaha Omaha, NE Office 2024 2004 62,772 1,742,962 1.8% 27.766551965844645 1.8% DEA - North Highlands Sacramento, CA Office 2017 2002 37,975 1,711,053 1.7% 45.05735352205398 1.7% CBP - Chula Vista Chula Vista, CA Office 2018 1998 59,397 1,688,104 1.7% 28.420694647877838 1.7% CBP - Sunburst Sunburst, MT Office 2028 2008 33,000 1,579,754 1.6% 47.871333333333332 1.6%

Tenants (As of September 30, 2016, unaudited) (1)Weighted based on leased square feet. (2)ATF occupies the first floor of the DEA – Birmingham building in a joint lease with the DEA. Tenant Number of Properties Number of Leases Weighted Average Remaining Lease Term(1) Leased Square Feet Percentage of Leased Square Feet Annualized Lease Income Percentage of Total Annualized Lease Income U.S. Government Drug Enforcement Administration ("DEA") 11 11 5.5 432,142 14.6% $18,557,449 18.8% Federal Bureau of Investigation ("FBI") 5 5 5.2 555,642 18.7% 17,382,785 17.7% Immigration and Customs Enforcement ("ICE") 3 5 8.6 182,522 6.2% 7,692,721 7.8% Internal Revenue Service ("IRS") 1 1 2.2 180,481 6.1% 7,411,113 7.5% Administrative Office of the U.S. Courts ("AOC") 3 3 6.6 183,672 6.2% 7,179,040 7.3% Patent and Trademark Office ("PTO") 1 2 2.6 189,871 6.4% 6,511,912 6.6% U.S. Forest Service ("USFS") 2 2 7.4 191,175 6.5% 5,495,593 5.6% Customs and Border Protection ("CBP") 3 3 8.5 127,397 4.3% 5,377,179 5.5% Environmental Protection Agency ("EPA") 1 1 6.5 71,979 2.3% 3,819,955 3.9% Department of Transportation ("DOT") 1 2 7.6 129,659 4.4% 3,699,261 3.8% U.S. Citizens and Immigration Services ("USCIS") 1 1 3.9 137,671 4.6% 3,237,627 3.3% Military Entrance Processing Command ("MEPCOM") 1 1 9.0 30,000 1.0% 2,151,080 2.2% Department of Energy ("DOE") 1 1 13.1 115,650 3.9% 2,058,570 2.1% National Park Service ("NPS") 1 1 7.7 62,772 2.1% 1,742,962 1.8% U.S. Coast Guard ("USCG") 1 1 11.2 59,547 2.0% 1,564,191 1.6% Social Security Administration ("SSA") 2 2 2.7 23,333 0.8% 947,837 1.0% Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)(2) 0 0 4.2 8,680 0.3% 338,449 0.3% U.S. Department of Agriculture ("USDA") 0 1 9.3 1,538 0.1% 55,366 0.1% Subtotal 38 43 6.1 2,683,731 90.5% $95,223,090 96.9% Private Tenants Parbel of Florida 1 1 6.2 81,721 2.8% $1,657,459 1.7% United Technologies (Pratt & Whitney) 1 1 7.3 105,641 3.6% 540,766 0.5% LifePoint, Inc. 0 1 3.0 21,609 0.7% 540,339 0.5% Lummus Corporation 1 1 11.8 70,078 2.4% 518,885 0.4% Subtotal 3 4 7.8 279,049 9.5% $3,257,449 3.1% Total / Weighted Average 41 47 6.3 2,962,780 100.0% $98,480,539 100.0% Tenant Number of Properties Number of Leases Weighted Average Remaining Lease Term(1) Leased Square Feet Percentage of Leased Square Feet Annualized Lease Income Percentage of Total Annualized Lease Income Percentage of Leased Square Feet Percentage of Total Annualized Lease Income U.S. Government Drug Enforcement Administration ("DEA") 11 11 5.4536382732641862 ,432,142 0.14599999999999999 $18,557,449 0.188 0.14599999999999999 0.188 Federal Bureau of Investigation ("FBI") 5 5 5.1687873728491684 ,555,642 0.187 17,382,785 0.17699999999999999 0.187 0.17699999999999999 Immigration and Customs Enforcement ("ICE") 3 5 8.620248893246572 ,182,522 6.2% 7,692,721 7.8% 6.2% 7.8% Internal Revenue Service ("IRS") 1 1 2.1671232876712327 ,180,481 6.0999999999999999 7,411,113 7.5% 6.0999999999999999 7.5% Administrative Office of the U.S. Courts ("AOC") 3 3 6.5983484854180201 ,183,672 6.2% 7,179,040 7.3% 6.2% 7.3% Patent and Trademark Office ("PTO") 1 2 2.5857209325177739 ,189,871 6.4% 6,511,912 6.6% 6.4% 6.6% U.S. Forest Service ("USFS") 2 2 7.3607933633209193 ,191,175 6.5% 5,495,593 5.6% 6.5% 5.6% Customs and Border Protection ("CBP") 3 3 8.4718084907915401 ,127,397 4.3% 5,377,179 5.5% 4.3% 5.5% Environmental Protection Agency ("EPA") 1 1 6.5013698630136982 71,979 2.3% 3,819,955 3.9% 2.3% 3.9% Department of Transportation ("DOT") 1 2 7.5828605424111952 ,129,659 4.4% 3,699,261 3.8% 4.4% 3.8% U.S. Citizens and Immigration Services ("USCIS") 1 1 3.9205479452054797 ,137,671 4.6% 3,237,627 3.3% 4.6% 3.3% Military Entrance Processing Command ("MEPCOM") 1 1 900.000000000000000000000000000000000000% 30,000 0.01 2,151,080 2.2% 0.01 2.2% Department of Energy ("DOE") 1 1 13.104109589041096 ,115,650 3.9% 2,058,570 2.1% 3.9% 2.1% National Park Service ("NPS") 1 1 7.7260273972602738 62,772 2.1% 1,742,962 1.8% 2.1% 1.8% U.S. Coast Guard ("USCG") 1 1 11.208219178082192 59,547 0.02 1,564,191 1.6% 0.02 1.6% Social Security Administration ("SSA") 2 2 2.6764116199703047 23,333 .8% ,947,837 0.01 .8% 0.01 Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)(2) 0 0 4.2054794520547949 8,680 .3% ,338,449 .3% .3% .3% U.S. Department of Agriculture ("USDA") 0 1 9.2602739726027394 1,538 1.1% 55,366 1.1% 1.1% 1.1% Subtotal 38 43 6.1 2,683,731 0.90500000000000025 $95,223,090 0.96900000000000031 0.90500000000000025 0.96900000000000031 0.0% 0.0% Private Tenants Parbel of Florida 1 1 6.1698630136986301 81,721 2.8% $1,657,459 1.7% 2.8% 1.7% United Technologies (Pratt & Whitney) 1 1 7.2547945205479456 ,105,641 3.6% ,540,766 .5% 3.6% .5% LifePoint, Inc. 0 1 300.000000000000000000000000000000000000% 21,609 .7% ,540,339 .5% .7% .5% Lummus Corporation 1 1 11.841095890410958 70,078 2.4% ,518,885 .4% 2.4% .4% Subtotal 3 4 7.8 ,279,049 9.5% $3,257,449 3.1% 9.5% 3.1% 0.0% 0.0% Total / Weighted Average 41 47 6.3 2,962,780 1.0000000000000002 $98,480,539 1.0000000000000002 1) Weighted based on leased square feet.

Lease Expirations (As of September 30, 2016, unaudited) Year of Lease Expiration "Number of Leases Expiring" Square Footage Expiring Percentage of Total Square Footage Expiring "Annualized Lease Income Expiring" Percentage of Total Annualized Lease Income Expiring Annualized Lease Income per Leased Square Foot Expiring 2016 1 16,100 0.5% $404,096 0.4% $25.10 2017 5 129,276 4.4% 5,194,630 5.3% 40.18 2018 2 239,878 8.1% 9,099,217 9.2% 37.93 2019 3 236,890 8.0% 9,317,573 9.5% 39.33 2020 6 356,677 12.0% 11,692,642 11.9% 32.78 2021 7 572,728 19.3% 17,106,018 17.4% 29.87 2022 3 105,441 3.6% 2,493,975 2.5% 23.65 2023 2 177,620 6.0% 4,360,721 4.4% 24.55 2024 5 426,978 14.4% 14,470,571 14.7% 33.89 2025 3 108,955 3.7% 4,940,047 5.0% 45.34 Thereafter 10 592,237 20.0% 19,401,049 19.7% 32.76 Total / Weighted Average 47 2,962,780 100.0% $98,480,539 100.0% $33.24 Year of Lease Expiration Number of Leases Expiring Square Footage Expiring Percentage of Total Square Footage Expiring Annualized Lease Income Expiring Percentage of Total Annualized Lease Income Expiring Annualized Lease Income per Leased Square Foot Expiring Percent of Portfolio Square Footage of Leases Expiring Percentage of Total Annualized Lease Income 2016 1 16,100 0.54300000000000004 $,404,096 0.41 $25.099130434782609 0.5 0.4 2017 5 ,129,276 4.3630000000000004 5,194,630 5.2750000000000004 40.18247779943686 4.4000000000000004 5.3 2018 2 ,239,878 8.0960000000000001 9,099,217 9.24 37.932686615696312 8.1 9.1999999999999993 2019 3 ,236,890 7.9960000000000004 9,317,573 9.4610000000000003 39.332909789353707 800.000000000000000000000000000000000000% 9.5 2020 6 ,356,677 12.039 11,692,642 11.872999999999999 32.782158647740111 1200.000000000000000000000000000000000000% 11.9 2021 7 ,572,728 19.331 17,106,018 17.37 29.867612549063431 19.3 17.399999999999999 2022 3 ,105,441 3.5590000000000002 2,493,975 2.532 23.652801092554128 3.6 2.5 2023 2 ,177,620 5.9950000000000001 4,360,721 4.4279999999999999 24.550844499493301 600.000000000000000000000000000000000000% 4.4000000000000004 2024 5 ,426,978 14.411 14,470,571 14.694000000000001 33.890671182121793 14.4 14.7 2025 3 ,108,955 3.677 4,940,047 5.016 45.340250562158687 3.7 500.000000000000000000000000000000000000% Thereafter 10 ,592,237 19.989000000000001 19,401,049 19.7 32.758927591487868 2000.000000000000000000000000000000000000% 19.7 Total / Weighted Average 47 2,962,780 99.998999999999995 $98,480,539 99.999000000000009 $33.239234435226372 10000.000000000000000000000000000000000000% 10000.000000000000000000000000000000000000% -1.0000000000047748E-3 -9.9999999999056399E-4